UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):       November 19, 2004
                                                  ------------------------------


                         MRS. FIELDS FAMOUS BRANDS, LLC
               (Exact name of registrant as specified in charter)


           DELAWARE                  333-115046                80-0096938
-------------------------------   ----------------      ------------------------
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


                     2855 East Cottonwood Parkway, Suite 400
                         Salt Lake City, Utah 84121-1050
                                  801-736-5600
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices and Telephone Number,
                              Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

     On November 19, 2004, Mrs. Fields Famous Brands, LLC issued a press release announcing that the Company will be holding a conference call for its bondholders to discuss its third quarter results.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       99.1 Press Release dated November 19, 2004 entitled "Mrs. Fields to discuss third quarter results."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MRS. FIELDS FAMOUS BRANDS, LLC


                                              /s/ Sandra Buffa
                                              ----------------------------------
                                              Sandra Buffa
                                              Executive Vice President and Chief
                                              Financial Officer


Date: November 19, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number                             Description of Exhibit
-----------------    -----------------------------------------------------------

     99.1 Press Release dated November 19, 2004 entitled "Mrs. Fields to discuss third quarter results."